Exhibit 99.1
Timberland Bancorp, Inc.

Contact:   Michael R. Sand,
           President & CEO
           Dean J. Brydon, CFO
           (360) 533-4747
           www.timberlandbank.com


Timberland Bancorp Announces Fiscal Fourth Quarter and Year End Results
              Restates Release Issued November 6, 2009

Hoquiam, Washington - December 11, 2009 - Timberland Bancorp, Inc. (NASDAQ:
TSBK) ("Timberland" or "Company") today reported that it had revised its fiscal fourth quarter and annual net income by $315,000 ($477,000 pre-tax). This nominal decrease in net income is the result of accessing an enhanced and updated third party model to value the cash flows of certain private label mortgage backed securities. These securities were acquired by Timberland Bank ("Bank") in the in-kind redemption of securities from the AMF family of mutual funds in June 2008. The valuation of anticipated cash flows associated with mortgage backed securities is heavily dependent on the assumptions incorporated in, and the model used to value such cash flows. Small variations in assumptions can create significant changes in the impairment allocation of a specific security between credit related and market related designations.

Prior to fiscal year end (September 30, 2009) the output from a third party model indicated a credit related impairment that was recognized and reported as such in the earnings release issued November 6, 2009. Subsequent to that date management was made aware of an updated and enhanced valuation model to value mortgage backed security cash flows. The enhanced model was employed to determine probable credit impairment, given current assumptions, of certain private label mortgage backed securities in the Bank's portfolio. The Bank's audit firm confirmed the results which indicated an additional after tax credit-related impairment charge of $315,000.

The additional impairment charges, which are also referred to as Other Than Temporary Impairment ("OTTI") charges, reduced earnings per diluted common share to a loss of $(0.08) after adjusting for the preferred stock dividend and the preferred stock discount accretion for the quarter ended September 30, 2009 from the previously reported loss of $(0.03) per diluted common share. For fiscal 2009, the revised earnings per diluted common share is a loss of $(0.15) after adjusting for the preferred stock dividend and the preferred stock discount accretion compared to the previously reported loss of $(0.11) per diluted common share. The additional impairment on securities also increased the accumulated other comprehensive loss component of shareholder's equity by $557,000 for the non-credit related component of the impairment.

The Company's capital levels remained exceptionally strong. Total Risk Based Capital remained at 15.94% with Tier 1 Capital at 12.24%. The amended income statements, balance sheet and key financial ratios follow:

Timberland Q4 Earnings (Corrected)
December 11, 2009
Page 2

TIMBERLAND BANCORP INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
($ in thousands, except per share amounts)
(unaudited)
                                               Three Months Ended
                                     Sept. 30,      June 30,      Sept. 30,
                                       2009          2009           2008
                                     ---------     ---------     ---------
Interest and dividend income
Loans receivable                     $   9,020     $   9,240     $   9,977
Investments and mortgage-backed
 securities                                297           322           439
Dividends from mutual funds and
 FHLB stock                                  9             9            33
Federal funds sold                           1             8           104
Interest bearing deposits in
 banks                                      37            32            14
                                     ---------     ---------     ---------
   Total interest and dividend
    income                               9,364         9,611        10,567

Interest expense
Deposits                                 2,150         2,440         2,609
FHLB advances                              990           979         1,121
Other borrowings                            --            --             2
                                     ---------     ---------     ---------
   Total interest expense                3,140         3,419         3,732
                                     ---------     ---------     ---------
   Net interest income                   6,224         6,192         6,835

Provision for loan losses                3,243         1,000         1,500
                                     ---------     ---------     ---------
   Net interest income after
    provision for loan losses            2,981         5,192         5,335

Non-interest income
Total OTTI on securities                (3,212)         (881)           --
Less: portion recorded as other
 comprehensive loss                      1,878           756            --
                                     ---------     ---------     ---------
Net OTTI loss recognized                (1,334)         (125)           --

Service charges on deposits              1,088         1,066         1,201
Gain on sale of loans, net                 357         1,170           183
Bank owned life insurance ("BOLI")
 net earnings                              464           123           126
Servicing income on loans sold              27            20            23
Valuation recovery (allowance) on
 MSRs                                      169          (169)           --
ATM transaction fees                       342           326           321
Other                                      345           263           165
                                     ---------     ---------     ---------
   Total non-interest income             1,458         2,674         2,019

Non-interest expense
Salaries and employee benefits           2,983         2,919         2,852
Premises and equipment                     496           719           674
Advertising                                224           252           218
OREO and other repossessed items
 expense                                    91           391            (4)
ATM expenses                               164           162           150
FDIC insurance expense                     192           400            79
Postage and courier                        101           203           138
Amortization of core deposit
 intangible                                 54            54            62
State and local taxes                      154           152           175
Professional fees                          198           199           211
Other                                      731           922           817
                                     ---------     ---------     ---------
   Total non-interest expense            5,388         6,373         5,372

Income (loss) before federal and
 state income taxes                       (949)        1,493         1,982
Provision (benefit) for federal and
 state income taxes                       (681)          435           632
                                     ---------     ---------     ---------
   Net income (loss)                 $    (268)    $   1,058     $   1,350
                                     =========     =========     =========

Timberland Q4 Earnings (Corrected)
December 11, 2009
Page 3

Preferred stock dividends            $     206     $     210     $      --
Preferred stock discount accretion          50            79            --
                                     ---------     ---------     ---------
Net income (loss) avail. to common
 shareholders                        $    (524)    $     769     $   1,350
                                     =========     =========     =========
Earnings (loss) per common share:
   Basic                             $   (0.08)    $    0.12     $    0.21
   Diluted                           $   (0.08)    $    0.12     $    0.21
Weighted average common shares
 outstanding:
   Basic                             6,655,479     6,645,229     6,475,385
   Diluted                           6,655,479     6,645,229     6,570,492

Timberland Q4 Earnings (Corrected)
December 11, 2009
Page 4


TIMBERLAND BANCORP INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
($ in thousands, except per share amounts)
(unaudited)

                                                 Twelve Months Ended
                                             Sept. 30,          Sept. 30,
                                               2009                2008
                                           -----------         -----------
Interest and dividend income
Loans receivable                           $    37,249         $    40,924
Investments and mortgage-backed
 securities                                      1,379               1,064
Dividends from mutual funds and FHLB
 stock                                              38               1,123
Federal funds sold                                  36                 191
Interest bearing deposits in banks                  99                  36
                                           -----------         -----------
   Total interest and dividend income           38,801              43,338

Interest expense
Deposits                                         9,472              11,763
FHLB advances                                    4,031               4,628
Other borrowings                                     1                  22
                                           -----------         -----------
   Total interest expense                       13,504              16,413
                                           -----------         -----------
   Net interest income                          25,297              26,925

Provision for loan losses                       10,734               3,900
                                           -----------         -----------
   Net interest income after provision
    for loan losses                             14,563              23,025

Non-interest income
Total OTTI on securities                        (5,896)                 --
Less: portion recorded as other
 comprehensive loss                              2,274                  --
                                           -----------         -----------
Net OTTI loss recognized                        (3,622)                 --

Service charges on deposits                      4,312               3,493
Gain on sale of loans, net                       2,828               1,011
Loss on redemption of mutual funds                  --              (2,822)
BOLI net earnings                                  965                 486
Servicing income on loans sold                     103                  90
ATM transaction fees                             1,261               1,251
Other                                            1,102                 669
                                           -----------         -----------
   Total non-interest income                     6,949               4,178

Non-interest expense
Salaries and employee benefits                  11,801              11,569
Premises and equipment                           2,574               2,307
Advertising                                        895                 897
OREO and other repossessed items expense           643                  (3)
ATM expenses                                       613                 576
FDIC insurance expense                             778                 130
Postage and courier                                549                 514
Amortization of core deposit intangible            217                 249
State and local taxes                              604                 622
Professional fees                                  745                 678
Other                                            3,320               2,810
                                           -----------         -----------
   Total non-interest expense                   22,739              20,349

Income (loss) before federal and state
 income taxes                                   (1,227)              6,854
Provision (benefit) for federal and state
 income taxes                                     (985)              2,849
                                           -----------         -----------
   Net income (loss)                       $      (242)        $     4,005
                                           ===========         ===========

Timberland Q4 Earnings (Corrected)
December 11, 2009
Page 5

Preferred stock dividends                  $       643         $        --
Preferred stock discount accretion                 129                  --
                                           -----------         -----------
Net income (loss) avail. to common
 shareholders                              $    (1,014)        $     4,005
Earnings (loss) per common share:
   Basic                                   $     (0.15)        $      0.62
   Diluted                                 $     (0.15)        $      0.61
Weighted average common shares
 outstanding:
   Basic                                     6,621,399           6,475,385
   Diluted                                   6,621,399           6,570,492

Timberland Q4 Earnings (Corrected)
December 11, 2009
Page 6

TIMBERLAND BANCORP, INC.
CONSOLIDATED BALANCE SHEET
($ in thousands, except per share amounts)
(unaudited)                                Sept. 30,   June 30,  Sept. 30,
Assets                                       2009        2009      2008
                                           ---------  ---------  ---------
Cash equivalents and CDs held for
 investment:
  Cash and due from financial institutions $  10,205  $  12,118  $  14,013
  Interest-bearing deposits in other banks    59,508     31,853      3,431
  Federal funds sold                             - -        - -     25,430
                                           ---------  ---------  ---------
                                              69,713     43,971     42,874
Investments and mortgage-backed securities:
  Held to maturity                             7,087     10,196     14,233
  Available for sale                          13,471     13,898     17,098
FHLB stock                                     5,705      5,705      5,705
                                           ---------  ---------  ---------
                                              26,263     29,799     37,036

Loans receivable                             560,750    555,961    563,964
Loans held for sale                              630      2,245      1,773
Less: Allowance for loan losses              (14,172)   (12,440)    (8,050)
                                           ---------  ---------  ---------
Net loans receivable                         547,208    545,766    557,687


Accrued interest receivable                    2,805      2,918      2,870
Premises and equipment                        18,046     18,174     16,884
OREO and other repossessed items               8,185      7,698        511
BOLI                                          12,918     13,403     12,902
Goodwill                                       5,650      5,650      5,650
Core deposit intangible                          755        809        972
Mortgage servicing rights                      2,618      2,366      1,306
Other assets                                   7,515      4,938      3,191
                                           ---------  ---------  ---------
Total Assets                               $ 701,676  $ 675,492  $ 681,883
                                    =========  =========  =========
Liabilities and Shareholders' Equity
Non-interest-bearing deposits              $  50,295  $  50,153  $  51,955
Interest-bearing deposits                    455,366    437,266    446,617
                                           ---------  ---------  ---------
  Total deposits                             505,661    487,419    498,572

FHLB advances                                 95,000     95,000    104,628
Federal Reserve Bank advances                 10,000         --         --
Other borrowings: repurchase agreements          777        666        758
Other liabilities and accrued expenses         3,039      3,652      3,084
                                           ---------  ---------  ---------
Total Liabilities                            614,477    586,737    607,042
                                           ---------  ---------  ---------
Shareholders' Equity
Preferred stock - $.01 par value; 1,000,000
 shares authorized;                           15,554     15,487         --
 Sept. 30, 2009 - 16,641 shares issued
  and outstanding
 June 30, 2009 - 16,641 shares issued and
  outstanding
Common stock - $.01 par value; 50,000,000
 shares authorized;                           10,315     10,328      8,672
 Sept. 30, 2009 - 7,045,036 shares issued
  and outstanding
 June 30, 2009 - 7,045,036 shares issued
  and outstanding
 Sept. 30, 2008 - 6,967,579 shares issued
  and outstanding
Unearned shares- Employee Stock Ownership
 Plan                                         (2,512)    (2,578)    (2,776)
Retained earnings                             65,854     66,802     69,406
Accumulated other comprehensive loss          (2,012)    (1,284)      (461)
                                           ---------  ---------  ---------
Total Shareholders' Equity                    87,199     88,755     74,841
                                           ---------  ---------  ---------
Total Liabilities and Shareholders'
 Equity                                    $ 701,676  $ 675,492  $ 681,883
                                    =========  =========  =========

Timberland Q4 Earnings (Corrected)
December 11, 2009
Page 7

KEY FINANCIAL RATIOS AND DATA
($ in thousands, except per share amounts) (unaudited)


                                                 Three Months Ended
                                           -------------------------------
                                           Sept. 30,   June 30,  Sept. 30,
                                             2009        2009      2008
                                           ---------  ---------  ---------
PERFORMANCE RATIOS:
Return (loss) on average assets (a)           (0.16)%      0.61%      0.80%
Return (loss) on average equity (a)           (1.20)%      4.79%      7.22%
Net interest margin (a)                         3.93%      3.86%      4.36%
Efficiency ratio                               70.14%     71.88%     60.67%


                                                 Twelve Months Ended
                                           -------------------------------
                                           Sept. 30,             Sept. 30,
                                             2009                  2008
                                           ---------             ---------
Return (loss) on average assets (a)           (0.04)%                 0.61%
Return (loss) on average equity (a)           (0.28)%                 5.35%
Net interest margin (a)                         4.01%                 4.41%
Efficiency ratio                               70.52%                65.42%



                                           Sept. 30,   June 30,  Sept. 30,
                                             2009        2009      2008
                                           ---------  ---------  ---------
ASSET QUALITY RATIOS:
Non-performing loans                       $  29,287  $  25,113  $  11,990
Non-performing investment securities             477        175         --
OREO and other repossessed assets              8,185      7,698        511
                                           ---------  ---------  ---------
Total non-performing assets                $  37,949  $  32,986  $  12,501

Non-performing assets to total assets (b)       5.41%      4.88%      1.83%
Allowance for loan losses to non-performing
 loans                                            48%        50%        67%
Troubled debt restructured loans (c)       $   9,492  $      --  $     272
Past due 90 days and still accruing        $     796  $     830  $      --

CAPITAL RATIOS:
Tier 1 leverage capital                        12.24%     12.30%     10.28%
Tier 1 risk based capital                      14.67%     14.94%     12.37%
Total risk based capital                       15.94%     16.20%     13.62%
Tangible capital to tangible assets (f)        11.62%     12.30%     10.10%

BOOK VALUES:
Book value per common share (d)             $  10.17   $  10.36   $  10.74
Book value per common share (e)             $  10.68   $  10.76   $  11.34
Tangible book value per common
 share (d) (f)                              $   9.26   $   9.33   $   9.79
Tangible book value per common
 share (e) (f)                              $   9.72   $   9.80   $  10.34

-------------------------------------------
(a)  Annualized
(b) Non-performing assets include non-accrual loans, non-accrual investment securities, and other real estate owned and other repossessed assets
(c) At September 30, 2009 all troubled debt restructured loans were on non-accrual status and included in total non-performing assets
(d)  Calculation includes ESOP shares not committed to be released
(e)  Calculation excludes ESOP shares not committed to be released
(f) Calculation subtracts goodwill and core deposit intangible from the equity component

Timberland Q4 Earnings (Corrected)
December 11, 2009
Page 8



AVERAGE BALANCE SHEET:                           Three Months Ended
                                           -------------------------------
                                           Sept. 30,   June 30,  Sept. 30,
                                             2009        2009      2008
                                           ---------  ---------  ---------
Average total loans                        $ 563,159  $ 562,105  $ 564,145
Average total interest-earning assets (a)    633,803    641,468    626,574
Average total assets                         685,534    688,411    674,354
Average total interest-bearing deposits      444,241    450,974    438,496
Average FHLB advances and other borrowings    95,668     95,612    106,074
Average shareholders' equity                  89,164     88,433     74,803

                                                 Twelve Months Ended
                                           -------------------------------
                                           Sept. 30,             Sept. 30,
                                             2009                  2008
                                           ---------             ---------
Average total loans                        $ 564,741             $ 552,318
Average total interest-earning assets (a)    631,254               611,135
Average total assets                         679,005               658,221
Average total interest-bearing deposits      440,143               419,338
Average FHLB advances and other borrowings    97,393               108,858
Average shareholders' equity                  86,383                74,875

----------------------------------------------
(a)  Includes loans on non-accrual status



Disclaimer
This report contains certain "forward-looking statements." The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with forward-looking statements. These forward-looking statements may describe future plans or strategies and include the Company's expectations of future financial results. Forward-looking statements are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These risk factors include but are not limited to the effect of interest rate changes, competition in the financial services market for both deposits and loans as well as regional and general economic conditions. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain and undue reliance should not be placed on such statements.